UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2008 (October 27, 2008)
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 28, 2008, Clinical Data, Inc. (“Clinical Data”) and Avalon Pharmaceuticals, Inc. (“Avalon”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger, dated as of October 27, 2008, whereby Clinical Data will acquire Avalon in a stock-for-stock transaction. A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
Clinical Data intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) in connection with the transaction. Avalon intends to file with the SEC and mail to its stockholders a proxy statement/prospectus in connection with the transaction. Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy statement/prospectus when they become available because they will contain important information about the merger transaction.
Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting Clinical Data Investor Relations at the email address: tmcneely@clda.com or by phone at 617.527.9933 x3373.
In addition to the registration statement and related proxy statement/prospectus, Clinical Data files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Clinical Data, Inc. at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Clinical Data, Inc.’s filings with the SEC are also available to the public from commercial document-retrieval services and at SEC’s website at www.sec.gov, and from Investor Relations at Clinical Data as described above.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Clinical Data, Avalon and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Avalon in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Clinical Data is also included in Clinical Data’s proxy statement for its 2008 Annual Meeting of Stockholders which was filed with the SEC on July 29, 2008 and its Annual Report on Form 10-K for the year ended March 31, 2008, which was filed with the SEC on June 16, 2008. These documents are available as described above. Additional information regarding the directors and executive officers of Avalon is also included in Avalon’s proxy statement for its 2008 Annual Meeting of Stockholders which was filed with the SEC on April 29, 2008 and its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 31, 2008. These documents are available as described above.
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend(s)” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, statements about forecasts of market growth, future revenue, benefits of the proposed merger, expectations that the merger will be accretive to Clinical Data’s results, Clinical Data’s ability to successfully integrate the operations, business, technology and intellectual property obtained in the proposed acquisition of Avalon; Clinical Data’s ability to obtain regulatory approval for, and successfully introduce its and Avalon’s products; Clinical Data’s ability to expand its long-term business opportunities; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: difficulties encountered in integrating merged businesses; uncertainties as to the timing of the merger; approval of the transaction by the stockholders of Avalon; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; whether certain market segments grow as anticipated; whether any of merged business’ therapeutic products will advance further in the clinical trials process and whether and when, if at all, any of their therapeutic products will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether merged business’ therapeutic products will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; the strength of the merged business’ intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; whether the merged business will be able to develop or acquire additional products and attract new business and strategic partners; changes in government regulations, and changing relationships with customers, payers, suppliers and strategic partners; and those risks identified and discussed by Clinical Data and Avalon in their filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Clinical Data nor Avalon undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Clinical Data’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended March 31, 2008, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008, Avalon’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31 and June 30, 2008, and Current Reports on Form 8-K filed from time to time by Clinical Data and Avalon. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Joint press release issued by Clinical Data, Inc. and Avalon Pharmaceuticals, Inc., dated October 28, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: October 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release issued by Clinical Data, Inc. and Avalon Pharmaceuticals, Inc., dated October 28, 2008.